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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 1999
                                                  Commission file number 1-11802


                                     [logo]
                             WORLD COLOR PRESS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                      37-1167902
(State or other jurisdiction of   (IRS Employer Identification Number)
incorporation or organization)




THE MILL, 340 PEMBERWICK ROAD,                          06831
  GREENWICH, CONNECTICUT                             (Zip Code)
(Address of principal executive offices)




                                  203-532-4200
              (Registrant's telephone number, including area code)



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Item 5.   OTHER EVENTS
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          On February 17, 1999, the Company disseminated the press release attached as Exhibit 99 hereto, which Exhibit 99 is hereby incorporated by reference as the Company's response to this Item 5.



Item 7.   EXHIBITS
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99.1      Text of Press Release dated February 17, 1999.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WORLD COLOR PRESS, INC.
                              (Registrant)



Date:  February 23, 1999      By:  /s/ Jennifer L. Adams
                              ---------------------------
                              Jennifer L. Adams
                              Vice Chairman, Chief Legal and Administrative
                              Officer, Secretary

                                  EXHIBIT INDEX

99.1      Text of Press Release dated February 17, 1999.

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